Fees Summary	Oct. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,488,098.56
Previously Paid Amount	0.00
Total Fee Amount	896.01
Total Offset Amount	0.00
Net Fee	$ 896.01